                                  SCHEDULE 14C

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[X]  Preliminary Information Statement
[ ]  Confidential, for use of the Commission only (as permitted by Rule
     14c-5(d)(2)
[ ]  Definitive Information Statement

                             GLOBALTRON CORPORATION
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

        No fee required
        Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

        (1) Title of each class of securities to which transactions applies.

        ------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies.

        ------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined).

        ------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        (5) Total fee paid:

        ------------------------------------------------------------------------
        Fee paid previously with preliminary materials

        ------------------------------------------------------------------------

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:

        ------------------------------------------------------------------------
        (2)    Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        (3)    Filing Party:

        ------------------------------------------------------------------------
        (4)    Date Filed:

        ------------------------------------------------------------------------

                             GLOBALTRON CORPORATION
                      100 N. BISCAYNE BOULEVARD, SUITE 2500
                              MIAMI, FLORIDA 33132

DEAR SHAREHOLDER:

This Information Statement is being mailed on or about September 5, 2001, in lieu of an annual meeting, to Globaltron's holders of record on August 28, 2001 of shares of its Common Stock and Series A Convertible Preferred Stock. Regulation 14C of the Securities Exchange Act of 1934, as amended, requires that we furnish this Information Statement to our Shareholders.

This Information Statement includes materials relating to:

         --Electing four directors to serve until the next annual shareholders' meeting,

         --Ratifying Grant Thornton LLP as our Independent Certified Public Accountants,

         --Changing our corporate name from Globaltron Corporation to Phone1GlobalWide Corporation, and

         --Reincorporation from Florida to Delaware, which we will accomplish through a merger of Globaltron into Phone1GlobalWide Corporation, a newly formed wholly-owned Delaware subsidiary of Globaltron, with Phone1Global surviving the merger. The reincorporation will result in

            --the Company's name being changed to "Phone1GlobalWide Corporation, and

            --the persons currently serving as officers and directors of Globaltron to serve in their respective capacities after the reincorporation.

The Board of Directors of the Company, and shareholders owning approximately 52.3% of the outstanding common stock of the Company as of August 28, 2001, carefully considered these proposals and concluded that approving each proposal is in the best interests of the Company and its shareholders. Each of these proposals will be effective as of September 25, 2001.

To the extent that you are entitled to dissent, if you wish to dissent from the reincorporation and seek a judicial determination of the value of your shares, you may do so by following the instructions in the Information Statement section entitled "Reincorporation in Delaware -- Rights of Dissenting Shareholders."

                       By Order of the Board of Directors

                       /s/ David W. Sloan
                       --------------------------
                       David W. Sloan
                       CHAIRMAN OF THE BOARD OF DIRECTORS

MIAMI, FLORIDA
SEPTEMBER 5, 2001

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                             GLOBALTRON CORPORATION
                      100 N. BISCAYNE BOULEVARD, SUITE 2500
                              MIAMI, FLORIDA 33132

                                SEPTEMBER 5, 2001

                               ------------------

                              INFORMATION STATEMENT

This Information Statement is being mailed to our shareholders on or about September 5, 2001, in lieu of an annual meeting. By way of this Information Statement, holders of our common stock, par value $.001 per share (the "Company Common Stock") and our Class A Convertible Preferred Stock ("Company Class A Preferred Stock") are being informed that Globaltron's Board of Directors and the holders of shares representing a majority of the Company Stock have authorized, by written consent dated August 28, 2001, the following:

         --Electing four directors to serve until our next annual shareholders' meeting,

         --Ratifying Grant Thornton LLP as our Independent Certified Public Accountants,

         --Changing our corporate name from Globaltron Corporation to Phone1GlobalWide Corporation, and

         --Reincorporating in Delaware (the "Reincorporation"), which we will accomplish through a merger of Globaltron into Phone1GlobalWide Corporation, a newly formed wholly-owned Delaware subsidiary of Globaltron ("Phone1Global"), with Phone1Global surviving the merger. The reincorporation is intended to be effected on September 25, 2001 and will result in

            --the Company's name being changed to "Phone1GlobalWide Corporation, and

            --Globaltron's current officers and directors serving in their respective capacities after the reincorporation.

Each of these proposals will be effected September 25, 2001 or as soon thereafter as possible (the "Effective Date"). We collectively refer to our Common Stock and Class A Preferred Stock as "Company Stock." Our Board of Directors has fixed the close of business on August 28, 2001 as the record date for determining which of our shareholders are entitled to notice with respect to this Information Statement.

The Board of Directors of the Company, and shareholders owning approximately 52.3% of the outstanding common stock of the Company as of August 28, 2001, carefully considered these proposals and concluded that approving each proposal is in the best interests of the Company and its shareholders.

To the extent that you are entitled to dissent, if you wish to dissent from the reincorporation described in Proposal No. 4 and seek a judicial determination of the value of your shares, you may do so by following the instructions in the Information Statement section entitled "Reincorporation in Delaware -- Rights of Dissenting Shareholders."

HOW MANY SHARES OF GLOBALTRON COMMON STOCK WERE OUTSTANDING AS OF THE RECORD
DATE?

As of August 28, 2001, our Record Date, 40,728,702 shares of our Common Stock and 9,000,000 shares of our Series A Preferred Stock were issued and outstanding. Each share of Common Stock and Series A Preferred Stock owned entitles the holder to one vote for each one share so held.

WHAT VOTE IS REQUIRED TO APPROVE EACH OF THE PROPOSALS?

Pursuant to Globaltron's Bylaws, a plurality of the outstanding shares of voting capital stock entitled to vote is required to elect Directors to Globaltron's Board. According to Florida Statute Section 607.1003, a majority of the outstanding shares of voting Company stock entitled to vote is required to

        --ratify Grant Thornton LLP as our Independent Certified Public Accountants,

        --change our corporate name to Phone1GlobalWide Corporation, and

        --reincorporate in Delaware.

WHEN IS THIS INFORMATION STATEMENT BEING SENT?

The date on which this Information Statement is intended to be sent to the Shareholders is on or about September 5, 2001. We are required to send this Information Statement at least 20 calendar days prior to the earliest date in which the corporate action may be taken. We expect that each of the Proposals will be effective on or about September 25, 2001. This Information Statement also includes the following Exhibits:

     Exhibit "A" - Plan and Agreement of Merger
     Exhibit "B" - Certificate of Incorporation for Phone1GlobalWide Corporation Exhibit "C" - Florida Statutes Relating to Dissenters Rights
     Exhibit "D" - Globaltron's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001
     Exhibit "E" - Current Report on Form 8-K

WHY ISN'T GLOBALTRON REQUIRED TO SOLICIT VOTES FOR THE PROPOSALS?

In order to eliminate the costs and management time involved in holding a special meeting and effect each of the Proposals as early as possible, to accomplish Globaltron's purposes as we describe below, our Board of Directors has approved and recommended each of the Proposals and a majority in interest of Globaltron Shareholders have voted by written consent to approve each of the Proposals. The written consent will be effective as of the date of the Annual Meeting.

HOW MANY SHARES ARE CURRENTLY REQUIRED TO EFFECT THE WRITTEN CONSENT?

24,864,352 shares of our Company Stock, which represents a majority in interest of our outstanding Common Stock and Series A Preferred Stock, as of the Record Date, is required to effect a written consent.

As of the Record Date, approximately six Shareholders (the "Consenting Shareholders") holding, in the aggregate, 26,016,182 shares of Common Stock (which represents approximately 52.3% of Globaltron's outstanding Common Stock as of the Record Date) have executed a written consent in favor of each of the Proposals that will be effective 20 days following the mailing of this Information Statement. The Consenting Shareholders include, among others, each of our current Directors, and our principal shareholders include GNB Bank (Panama) S.A. and Premium Quality Fund.

WHEN WILL EACH OF THE PROPOSALS BECOME EFFECTIVE?

Under federal securities laws, none of the Proposals are effective until at least 20 days after mailing this Information Statement. We are mailing this Information Statement on or about September 5, 2001.

Proposal No. 1 (to Elect Directors) and Proposal No.2 (to Ratify the Appointment of Grant Thornton LLP as our Independent Certified Public Accountants) will become effective on or about September 25, 2001, which is approximately 20 days after the mailing of this Information Statement, the date the written consent of a majority interest of Globaltron shareholders approving each of these Proposals will be effective.

Proposal No. 3 (to change our Corporate Name) and Proposal No. 4 (to Reincorporate in Delaware) will become effective upon the effective date of our Plan and Agreement of Merger and the Articles of Merger. This will also occur on September 25, 2001.

On August 28, 2001, all the members of our Board of Directors and shareholders owning approximately 52.3% of our Company Stock adopted each of the Proposals. The only proposal that could indirectly benefit our Board of Directors is Proposal No. 4 (Reincorporating in Delaware), since Delaware law affords a Delaware corporation's officers and directors greater protection from personal liability than Florida law.

HOW WILL OUR SHAREHOLDERS KNOW WHEN THE PROPOSALS ARE EFFECTIVE?

Inasmuch as Globaltron will have provided this Information Statement to our Shareholders of record, we will notify our Shareholders of the effective dates of each of the Proposals described in this Information Statement when we distribute our next Annual Report on Form 10-KSB or our Quarterly Report on Form 10-QSB. No additional action will be undertaken pursuant to the written consents.

WHO WILL PAY FOR THE COSTS ASSOCIATED WITH THIS INFORMATION STATEMENT?

Globaltron will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Globaltron will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Globaltron's Common Stock.

ARE OUR SHAREHOLDERS ENTITLED TO DISSENTERS RIGHTS?

Under Florida law, shareholders may dissent from, and demand cash payment of, the fair value of their shares in respect of, among other things, a merger of the company such as is being proposed in Proposal No. 4 (Reincorporating in Delaware).

WHERE ARE OUR EXECUTIVE OFFICES LOCATED?

Our principal executive offices are located at 100 N. Biscayne Boulevard, Suite 2500, Miami, Florida 33132 and our telephone number is (305) 371-3300.


        NO ADDITIONAL ACTION IS REQUIRED BY OUR SHAREHOLDERS IN CONNECTION WITH ANY OF THESE PROPOSALS. HOWEVER, SECTION 14(C) OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR SHAREHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

                     OUTSTANDING VOTING STOCK OF GLOBALTRON

The following table sets forth, as of August 28, 2001, the shares of Common Stock owned beneficially by (i) each of our Executive Officers, (ii) each of our current Directors, (iii) all Executive Officers and Directors as a group, (iv) each person known by us to be the beneficial owner of more than five percent of our Common Stock. "Beneficial Ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Common Stock not only if you hold it directly, but also if you hold it indirectly (though a relationship, a position as a director or trustee, or a contract or understanding), or have (or share the power to vote the stock or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each of the Executive Officers, Directors and Nominees for Directors listed have sole voting and investment power over his or its shares. As of August 28, 2001, there were 49,728,702 shares of Company Stock issued and outstanding (which includes both the Common Stock and the Series A Preferred Stock) and approximately 102 holders of record.


NAME(1)                              CURRENT TITLE                         SHARES BENEFICIALLY OWNED     PERCENT OF CLASS

Syed A. Naqvi(1)(2)                  Chief Financial Officer                             50,000                  *

David W. Sloan (1)(3)                Chairman of the Board of Directors                  254,682                 *

Louis Giordano (1)(4)                Director                                            72,500                  *

Frederic Z. Haller (1)(4)            Director                                            72,500                  *
                                                                                                                 *
Michael Spritzer (1)(4)              Director                                            72,500

All Current Officers and                                                                 522,182                 1%
Directors as a Group
(five persons)

GNB Bank (Panama) S.A.(5)(6)                                                            9,500,000              19.1%

Premium Quality Fund (7)(8)                                                            16,294,000              32.8%

Whitmer(9)                                                                              9,576,000              19.3%

     *Less than 1%.

     (1) The address for each of Globaltron's Directors and Executive Officers is 100 No. Biscayne Boulevard, Suite 2500, Miami, Florida 33132.

     (2) Represents options to purchase up to 50,000 shares at $2.25 per share through May 21, 2011.

     (3) Includes 192,182 shares owned by Mr. Sloan and options to purchase (i) 25,000 shares at $3.125 per share and (ii) 37,500 shares at $1.95 per share.

     (4)  Includes 10,000 shares owned by the Director and options to purchase
          (i) 25,000 shares at $3.125 per share and (ii) 37,500 shares at $1.95 per share.

     (5) Its address is Calle Manual Icaza No. 18, Panama City, Republic of Panama.

     (6) This amount includes 7.0 million shares of Series A 8% Convertible Preferred Stock, which is voting stock, based on one vote for each one share held and is convertible into Common Stock on a one-share-for-one-share basis.

     (7) This amount includes 2.0 million shares of Series A 8% Convertible Preferred Stock, which is voting stock, based on one vote for each one share held and is convertible into Common Stock on a one-share-for-one-share basis.

     (8) Its address is c/o Maples & Calder, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies, Attn: John Dyke.

     (9) Its address is c/o Aleman, Cordero, Galingo & Lee, Attn: Arturo Gerbaud de la G., 2nd Floor, Swiss Bank Building, Panama City, Panama.

                                 PROPOSAL NO. 1:
        TO ELECT FOUR DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

                                   MANAGEMENT

Below are our Executive Officers, Directors and Nominees for Directors as of August 28, 2001:

NAME                    AGE          POSITION

Syed A. Naqvi           36           Chief Financial Officer
David W. Sloan          59           Chairman of the Board of Directors, Nominee
Louis Giordano          35           Director, Nominee
Frederic Z. Haller      55           Director, Nominee
Michael Spritzer        56           Director, Nominee

SYED A. NAQVI has served as the Controller of Globaltron Corporation since December 2000, and has served as its Chief Financial Officer since May 2001. Mr. Naqvi has experience in operational finance and consulting in various executive/management positions. Before joining Globaltron, from August 1999 to November 2000, he was the executive consultant for Focus Consulting Group, providing strategic consulting and business development services to startups, middle market companies, and advising various governments and companies in contract negotiations. From March 1998 to August 1999, Mr. Naqvi was the Chief Financial Officer of Intelesis Group Inc. From February 1997 to February 1998, Mr. Naqvi was the Chief Financial Officer of TelMed Inc. Mr. Naqvi has also held various positions with Colombia HealthCare Corporation and Laboratory Corporation of America Holdings. Mr. Naqvi received his B.A. in Accounting from Florida Atlantic University. He is a Certified Public Accountant and belongs to various professional organizations.

DAVID W. SLOAN has served as the Chairman of the Board of Directors since February 2000 and has been a senior partner in the international law firm of Proskauer Rose LLP since 1987, engaging in domestic and international corporate transactions in numerous industrial sectors with an emphasis in banking, securities brokerage firms and the telecommunications industry. Mr. Sloan has served on the Boards of Directors of a number of both domestic and international banks and of securities brokerage firms. He is a member of the American Bar Association and a graduate of Columbia College and Columbia Law School.

LOUIS GIORDANO has served as a Director since February 2000. He currently has served as the Executive Vice President and Chief Financial Officer of New World Network Holdings, Ltd. ("New World") since June 2000, when New World received approximately $400 million in a combination of debt and equity financing to complete its funding of ARCOS-1, a fiber optic submarine cable ring which connects the U.S. to points in Mexico, Central America, South America and the Caribbean. Before joining New World, Mr. Giordano served in the financial services sector for more than 13 years, primarily in mergers and acquisitions in Latin America. Mr. Giordano served as Director of Latin American Corporate Finance at Barclays Bank PLC from 1997 to 1998, where he managed a group providing debt financing to telecommunications and power companies in Latin America. From 1995 to December 1997, Mr. Giordano was employed at and served on the Board of Directors of Banco de Colombia, where he served as an advisor on international strategy and operations advising the Chairman of the Board of Directors. Mr. Giordano received his B.S. in Finance from the University of Virginia.

FREDERIC Z. HALLER has served on our Board of Directors since February 2000 and currently serves as a Director of a number of international companies located in the United States, Luxembourg, Johannesburg, South Africa, and London, England. From 1997 to 1999, Mr. Haller was Chairman of the Emerging Markets Traders Association. From 1990 to 1999, Mr. Haller served as a Director and member of the Executive Committee of Deutsche Bank Group, located in Frankfurt, Germany; a Director and head of emerging markets-investment bank of Morgan Grenfell PLC, a London-based merchant bank; and a Director and a member of the Management Committee of Deutsche Morgan Grenfell, also a London-based merchant bank. Mr. Haller currently resides in London, England.

MICHAEL SPRITZER has served on our Board of Directors since February 2000 and currently is the Managing Partner of Berenfeld, Spritzer, Shechter & Sheer, CPA's, located in Miami, Florida, where he has practiced for the past 29 years.

Mr. Spritzer has served as Chairman of the Board of Eagle National Bank of Miami since August 1999 and has been a member of its Board of Directors since 1997. Mr. Spritzer is a member of the Board of Overseers of Hebrew Union College-Jewish Institute of Religion, New York, New York and a member of the Board of Directors of the Union of American Hebrew Congregations, New York, New York. Mr. Spritzer is a member of the Florida Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

NOMINEES FOR DIRECTORS

Each Director is elected at Globaltron's Annual Meeting of Shareholders and holds office until the next Annual Meeting of shareholders, or until the successors are elected and qualified. At present, our bylaws provide for not less than one nor more than nine Directors. Currently, we have four members on our Board. The bylaws permit the Board of Directors to fill any vacancy and such director may serve until the next Annual Meeting of Shareholders or until his successor is elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contracts, at the discretion of the Board. There are no family relations among any of our executive officers or directors. Our officers devote full time to the business of Globaltron and/or our subsidiaries.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors currently does not have any committees, however, after appointing the New Directors, the Board intends to form a Compensation Committee, an Audit Committee and a Nominating Committee.

The function of the Compensation Committee will be to approve the salaries, bonuses and other forms of compensation of Globaltron's senior executives, review transactions between Globaltron and its affiliates, including any associates or affiliates, and administer the 2000 Globaltron Stock Incentive Plan (the "Plan").

The Audit Committee will review the planned scope and results of audits, consider any recommendations the auditors may make with respect to Globaltron's internal controls and procedures, oversee any responses made to such recommendations and review certain filings with the SEC. Globaltron also intends to adopt a formal written charter specifying the scope of the Audit Committee's responsibilities, the means by which it carries out those responsibilities, the outside auditor's accountability to the Board and Audit Committee, and the Audit Committee's responsibility to oversee the independence of the outside auditor.

The Nominating Committee will be responsible for selecting those individuals who will stand for election to our Board of Directors and will consider all reasonable comments from Shareholders regarding proposed nominees for Directors, as well as nominations for Board members recommended by Shareholders. To date, the Nominating Committee has no formal procedures for submitting comments or recommendations and has accepted both written and oral comments as well as names of proposed nominees prior to the filing of a definitive Proxy Statement or Information Statement, as applicable. Typically, once a recommendation has been received, the Committee will undertake due diligence, will discuss the comments or the proposed nominee with the Shareholder submitting such proposal and, if applicable, will meet with the proposed nominee before making a final determination as to whether to recommend the proposed individual as a nominee to the entire Board of Directors to stand for election to the Board of Directors. Similarly, the Committee members will personally discuss comments regarding proposed nominees with those Shareholders submitting the comments. To date, our Board of Directors has been performing these duties.

Globaltron's Board of Directors met 16 times during the fiscal year ended March 31, 2001. All directors then in office attended 100% of the meetings of the Board held during the fiscal year ended March 31, 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Executive Officers, Directors and 10% Shareholders to file reports regarding initial ownership and changes in ownership with the SEC. Executive Officers, Directors, and 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Our information regarding compliance with Section 16 is based solely on a review of the copies of such reports furnished to us by our Executive Officers, Directors and 10% shareholders. These forms include (i) Form 3, which is the Initial Statement of Beneficial Ownership of Securities, (ii) Form 4, which is a Statement of Changes in Beneficial Ownership, and (iii) Form 5, which is an Annual Statement of Changes in Beneficial Ownership.

A Form 4, which was to be filed by our Former Chief Executive Officer and Chairman of the Board, Gary D. Morgan, for February 2001, has not yet been filed. A Form 3 for Frederic Haller, one of our Directors, which should have been filed by March 10, 2001, was not filed until June 27, 2001, nor was his Form 4, which should have been filed by June 10, 2001 and was not filed until June 27, 2001.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

                                                                                               Long-Term Compensation

                                             Annual Compensation                     Awards                Payouts

                                                                                   Restricted
                                                                  Other Annual        Stock     Options/    LTIP      All Other
Name and Principal Position           Year   Salary    Bonus ($)  Compensation      Awards ($)    SARs     Payouts ($) Compensation
                                                                  ($)

Kevin P. Fitzgerald, Former Chief     2001   $150,000    -0-           -0-           $96,000      -0-        -0-           -0-
Executive Officer (1)

Gary D. Morgan, Former Chief          2001   $ 42,981    -0-           -0-             -0-        -0-        -0-           -0-
Executive Officer and Chairman (2)    2000   $ 45,469    -0-           -0-             -0-        -0-        -0-           -0-

Gary P. Stukes,                       2001   $269,319    -0-           -0-             -0-        -0-        -0-          $9,186
Former President and Chief            2000   $ 63,692    -0-           -0-             -0-        -0-        -0-          $  957
Operating Officer of Globaltron
Communications Corporation (3)


     (1) Mr. Fitzgerald served as our Chief Executive Officer from October 2, 2000 through April 30, 2001.

     (2) Mr. Morgan served as our Chief Executive Officer from January 2000 until October 2, 2000. Mr. Morgan resigned as Chairman of the Board of Directors on February 2, 2001.

     (3) Mr. Stukes resigned as the President and Chief Operating Officer of Globaltron Communications Corporation on February 28, 2001.

     STOCK OPTION GRANTS IN LAST FISCAL YEAR

     During the fiscal year ended March 31, 2001, the following options were granted to the following Named Executive Officers.

                                INDIVIDUAL GRANTS

                                   Number of Securities             Percent of Total
                                    Underlying Options/            Options/SARs Granted          Exercise or
        Name                         SARs Granted ($)          to Employees in Fiscal Year     Base Price ($SH)     Expiration Date
        Kevin P. Fitzgerald              960,000                           40%                      $5.50           October 1, 2001

Globaltron 2000 Stock Incentive Plan

Effective October 2, 2000, the Board of Directors adopted the Globaltron 2000 Stock Incentive Plan ("Plan") and effective as of November 17, 2000 a majority of our shareholders approved the Plan. The Plan was subsequently amended by the Board of Directors as of April 30, 2001 to increase the aggregate number of shares that may be available under the Plan to 4.0 million shares, but limited to a maximum of 3.0 million Incentive Stock Options. Under the Plan, we may grant non-qualified stock options ("NQSOs") and incentive stock options ("ISOs") to purchase shares of Common Stock and restricted stock (collectively, the "Awards"). The Plan provides for equitable adjustment of the number of shares subject to the Plan, the number of shares of each subsequent award of stock, and the unexercised portion of the stock option award described below in the event of a change in the capitalization of Globaltron due to a stock split, stock dividend re-capitalization, merger or similar event.

The authority to control and manage the operation and administration of the Plan is vested in a Committee, which currently consists of the members of our Board of Directors. The Committee has discretion to (1) determine the types, terms and conditions of all Awards, including exercise price or purchase price (if any), performance goals, and other earn-out and/or vesting contingencies and acceleration provisions, (2) adopt, alter or repeal administrative rules, guidelines and practices (including special guidelines for non-U.S. employees),
(3) delegate administrative responsibilities, and (4) construe and interpret the terms of the Plan and any agreements evidencing Awards granted. All Awards are subject to the terms of a written agreement between the participants and Globaltron.

The maximum number of shares of Common Stock subject to any award of stock options or shares of Restricted Stock during any fiscal year is 1.0 million. The vesting schedule for any option granted under the Plan will be determined by the Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee has the right to accelerate the exercisability of any option.

Stock options qualify as "ISOs" if they meet the requirements of Section 422 of the Internal Revenue Code. ISOs may only be granted to employees of Globaltron and its affiliates and any person holding capital stock of Globaltron, or any affiliate possessing more than 10% of the total combined voting power of all classes of capital stock of Globaltron or any affiliate will not be eligible to receive ISOs unless the exercise price per share is at least 110% of the fair market value of the stock on the date the option is granted. Each ISO granted pursuant to the Plan is exercisable, during the optionee's lifetime, only by the optionee or the optionee's guardian or legal representative.

NQSOs may be granted to employees, to directors who are neither officers nor employees of our company, to consultants and to other persons who provide services to our affiliates and us. Stock options are NQSOs if they do not meet the requirements for ISOs.

The Committee may grant shares of restricted stock, which is an award of shares of common stock that is subject to the attainment of pre-established performance goals and other conditions, restrictions and contingencies as the Committee determines. Awards of restricted stock may be granted solely to participants who are employees or consultants of Globaltron, or any of its subsidiaries or parent corporations. Unless otherwise determined by the Committee at grant, each award of restricted stock will provide that if the participant engages in detrimental activities (as defined in the Plan) prior to, or during the one year period after any vesting of restricted stock, the Committee may direct (at any times within two years thereafter) that all unvested restricted stock be immediately forfeited to Globaltron and that the participant will pay Globaltron an amount equal to the fair market value, at the time of vesting, of any restricted stock that has vested in the period referred to above. (This does not apply upon a Change of Control). The Committee will fix the purchase price of the Restricted Stock.

All options will lapse on the expiration of the option terms specified by the Committee in a certificate evidencing such option, but in no event will NQSOs or ISOs be exercisable after the expiration of ten years from the date such option is granted (five years for participants who own more than 10% of the total combined voting power of all classes of the stock of Globaltron, its subsidiary corporations or its parent corporations).

To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which ISOs are exercisable for the first time by an employee during any calendar year under this Plan, and/or any other stock option plan of Globaltron or any of its subsidiary or parent corporations exceeds $100,000, such options shall be treated as NQSOs. In addition, if an employee does not remain employed by Globaltron, or any of its subsidiary or parent corporations, at all times from the time an ISO is granted until three months prior to the date of exercise (or such other period as required by applicable law), such option shall be treated as a NQSO. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as ISOs, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of Globaltron shareholders.

Options may not be sold, assigned, transferred, pledged, or encumbered, except by will or by the laws of descent and distribution. The optionee may only exercise an option during his or her lifetime or his or her estate, for a period after the optionee's death.

Generally, our Board of Directors or the Committee has the power to amend, terminate, or suspend all or any portion of the Plan without shareholder approval. However, no amendment may impair an existing award or alter the rights of a recipient of options already granted under the Plan without the recipient's consent. Additionally, the Board of Directors may not, without further approval of Globaltron's shareholders, according to Florida Law, solely to the extent required by the applicable provisions of Rule 16b-3, Section 162(m) or 422 of the Code, or the rules of any applicable exchange: (1) Increase the aggregate number of shares of Common Stock that may be issued under this Plan, (2) Increase the maximum individual Participant limitations for a fiscal year, (3) Change the classification of employees, Consultants or Non-Employee Directors eligible to receive Awards under this Plan, (4) Decrease the minimum option price of any Stock Option, (5) Extend the maximum Stock Option period, (6) Materially alter the Performance Criteria for the Award of Restricted Stock, or
(7) Make any other amendment that would require shareholder approval under the rules of any exchange or system on which Globaltron's securities are listed or traded.

Unless terminated by the Board of Directors earlier, the Plan shall terminate on the earlier of December 31, 2012 or ten years after the date the Plan is approved by Globaltron's stockholders.

Subsequent to year-end, on April 30, 2001, the Board of Directors amended the Plan to increase the number of shares of Common Stock reserved under the Plan by
1.0 million, increasing the initial number of shares reserved under the Plan from 3.0 million to 4.0 million shares.

As of June 15, 2001, options were outstanding at exercise prices ranging from $1.95 to $3.125, of which 709,000 are ISOs and 550,000 are NQSOs.

OPTION EXERCISES AND YEAR END VALUES

The following table provides information on options exercised in the fiscal year ended March 31, 2001 by the persons named in the "Summary Compensation Table" above, the number of unexercised options each of them held at March 31, 2000 and the value of the unexercised "in-the-money" options each of them held as of that date.

                                                                                 Number of Securities       Value of Unexercised
                                                                                Underlying Unexercised           In-the-money
                                      Shares Acquired     Value Realized        Options/SARs at FY-End          Options/SARs
         Name                           on Exercise             ($)            Exercisable/Unexercisable        at FY-End ($)
                                                                                                           Exercisable/Unexercisable
      Kevin P. Fitzgerald                   -0-                 -0-             384,000/576,000               $384,000/$576,000


COMPENSATION OF DIRECTORS

Under the Plan, non-employee Directors receive options to purchase 50,000 shares of Common Stock as of the date the non-employee Directors begin serving in that capacity. Additionally, pursuant to an amendment to the Plan effective April 30, 2001, each non-employee Director also received options to purchase an additional 75,000 shares of Common Stock at $1.95 per share, which was fair market value of the Common Stock on the date of grant. The exercise price for each option is the then fair market value of our Common Stock at the time of grant, exercisable for ten years, 50% of which vest on the date of grant and 50% of which vest on the first anniversary of the date of grant.

EMPLOYMENT AND CONSULTING AGREEMENTS

KEVIN P. FITZGERALD. Effective October 2, 2000, Globaltron entered into an employment agreement with Kevin P. Fitzgerald, our former Chief Executive Officer and a former Director. Pursuant to the agreement, Mr. Fitzgerald received an annual base salary of $300,000, all normal Company benefits, and stock options. Subsequent to our fiscal year end, Mr. Fitzgerald left the Company effective as of the end of business on April 30, 2001 to pursue other business and financial opportunities. Mr. Fitzgerald will receive a total of $220,000 starting May 1, 2001 and continuing over the next nine months. Additionally, the exercise period for Mr. Fitzgerald's vested options to purchase 384,000 shares of Company common stock at $5.50 per share was extended through July 31, 2001. He is subject to the non-disclosure provisions of his agreement, and he may not compete with the Company through February 2002.

GARY STUKES. In December 1999, we executed an employment agreement, dated December 31, 1999, with Gary Stukes, then President of our wholly-wned subsidiary, Globaltron Communications Corporation. Pursuant to his agreement, Mr. Stukes received an annual base salary for the fiscal year 2001 of $263,261. Mr. Stukes also received all normal Company benefits, reimbursement for reasonable out-of-pocket expenses incurred in connection with Company business and use of a premium class automobile. Pursuant to the employment agreement, Mr. Stukes is subject to confidentiality, no solicitation, and non-competition provisions. At no time may he divulge any confidential information concerning our business or trade secrets. As of February 28, 2001, Mr. Stukes and the Company mutually agreed to terminate his employment agreement. Contemporaneously, the Company entered into an agreement with ROA and Mr. Stukes whereby Mr. Stukes' consulting company serves as an independent advisor to us with respect to all issues relating to the telecommunications industry. Under the consulting agreement, the consulting company receives ten monthly payments of $12,500.

SYED A. NAQVI. Effective May 22, 2001, the Company entered into a Stock Purchase Agreement with Syed A. Naqvi, our Chief Financial Officer. The agreement provides that Mr. Naqvi is entitled to receive options for up to 200,000 shares of the Company's Common Stock, exercisable at $2.25 per share through May 21, 2011. 50,000 options to purchase shares of Common Stock were fully vested at the grant date. Remaining options will vest in 37,500 increments every six months. Mr. Naqvi receives an annual base salary of $165,000 and is entitled to receive all normal Company benefits and reimbursement for reasonable out-of-pocket expenses incurred in connection with Company business.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Alvaro Davila Pena, the former Vice President and Chief Operating Officer of Latin American Operations and a former Company Director, is an attorney and partner in the law firm, Davila Davila Asociados Ltda. in Bogota, Colombia. Mr. Davila resigned as an officer and a Company Director as of April 30, 2001. Mr. Davila and his law firm perform certain legal services on behalf of the Company. Mr. Davila invoices the fees for such legal services at his normal and customary rates. Mr. Davila is also reimbursed for all out-of-pocket expenses incurred in connection with the performance of such legal services. As of March 31, 2001, the total amount invoiced by Davila Davila Asociados Ltda. was approximately $262,000.

David W. Sloan, the Chairman of the Board of Directors, is a senior partner with the law firm of Proskauer Rose LLP. Mr. Sloan and his law firm perform certain legal services on behalf of the Company. Mr. Sloan invoices the fees for such legal services at the firm's normal and customary rates. During the fiscal year ended March 31, 2001, the total amount invoiced by Proskauer Rose LLP to the Company, including fees and costs, was approximately $823,000.

GNB Bank (Panama), a principal shareholder, is also one of the Company's lenders. Subsequent to our fiscal year end, GNB Bank loaned the Company an aggregate of $2.45 million plus interest at Citibank N.A. prime rate plus 2%. The proceeds from the loan were used for working capital. Additionally, GNB Bank (Panama) loaned Phone1 an aggregate of $3,050,000 plus interest at Citibank N.A. prime rate plus 2%. The two Notes are due to GNB Bank (Panama) on July 6, 2001 (as to $2,750,000) and July 8, 2001 (as to $300,000). On June 26, 2001, GNB Bank
converted the outstanding principal amount of the Loan, into 4.0 million shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") of the Company. The Series A Preferred Stock carries an 8% yearly dividend, votes with the holders of Common Stock on a one-vote-for-one-share basis, and is convertible into Common Stock on a one-share-for-one-share basis.

In June 2001, the Company entered into two additional loans with GNB Bank in the principal amount of $1.25 million and $1.2 million, respectively, plus interest at Citibank N.A.'s prime plus 2%. Payments of the outstanding obligations were due on July 8, 2001. The proceeds from the loan were used for working capital. Additionally, GNB Bank loaned Phone 1 an aggregate of $3,050,000 for working capital, which obligations were assumed by the Company because of its acquiring Phone1. The loans to Phone1 were due on July 6, 2001 (as to $2.75 million) and on July 8, 2001 (as to $300,000). On June 29, 2001, the Company repaid all of the outstanding obligations due to GNB Bank by the Company and Phone1, Inc.

On July 31, 2001 Phone1 Inc., a wholly owned subsidiary of Globaltron Corporation, entered into a loan with GNB Bank in the principal amount of $2.0 million, plus interest at Citibank N.A.'s prime plus 2%. Payment of the outstanding obligations is due on September 17, 2001. The proceeds from the loan will be used for working capital.

WHAT IS OUR BOARD OF DIRECTORS' RECOMMENDATION?

   OUR BOARD OF DIRECTORS HAS NOMINATED THE SLATE OF DIRECTORS TO GLOBALTRON'S BOARD AND HAS RECOMMENDED A VOTE "FOR" ELECTING FOUR DIRECTORS TO SERVE UNTIL GLOBALTRON'S NEXT ANNUAL MEETING OF ITS SHAREHOLDERS OR UNTIL THEIR
                RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.


                                 PROPOSAL NO. 2

  TO RATIFY OUR APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS


THE PROPOSAL

Our Board of Directors has selected Grant Thornton LLP to serve as our independent Certified Public Accountants for the fiscal year ending March 31, 2002 and recommends that our Shareholders vote to ratify their appointment. Once Grant Thornton's appointment is ratified, we expect that Grant Thornton will also audit the books and accounts of our subsidiaries.

AUDIT FEES

The aggregate fees for professional services rendered by Grant Thornton LLP for the audit of the Company's financial statements for the fiscal year ended March 31, 2001, and the reviews of the financial statements included in our Forms 10-QSB for such fiscal year were $149,608.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The Company did not engage Grant Thornton LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended March 31, 2001.

ALL OTHER FEES

The aggregate fees for all other services rendered by Grant Thornton LLP for the fiscal year ended March 31, 2001 were $35,189 for the preparation of income taxes. BACKGROUND OF PAST AUDITORS

Effective May 28, 1999, we replaced Millward & Co., Inc. with London Witte & Company, P.A. as independent auditors when Millward & Co., Inc. declined to stand for re-election or appointment. Millward & Co.'s report on the financial statements since our inception did not contain any adverse opinion, any disclaimer of opinion, nor has any opinion been modified as to uncertainty, audit scope or accounting principles.

During our two fiscal years and subsequent interim periods preceding the change in independent auditors, the Company had no disagreements with Millward & Co., Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

On January 21, 2000, Win-Gate Equity Group, Inc. entered into and consummated a Stock Purchase Agreement with all of the stockholders of Globaltron Communications Corporation ("Globaltron") whereby Win-Gate acquired all of the issued and outstanding shares of Globaltron and Globaltron became a wholly-owned subsidiary of the Company. For financial accounting purposes, Globaltron was deemed the surviving entity.

London Witte & Company, P.A. acted as Win-Gate's independent auditors prior to the acquisition of Globaltron and ceased acting as such upon completing the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999. Grant Thornton LLP became our independent auditors on March 10, 2000. The decision to engage Grant Thornton and to terminate our relationship with London Witte & Company, P.A. subsequent to the Globaltron acquisition was recommended and approved by our Board of Directors.

The report of London Witte & Company, P.A. on our financial statements for the two fiscal years ended December 31, 1998 and December 31, 1999 ("Prior Fiscal Years"), respectively, did not contain any adverse opinion, or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Prior Fiscal Years and the interim period, we have had no disagreement with London Witte & Company, P.A. as to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

APPROVAL OF PROPOSAL

Our Board of Directors approves appointing our auditors annually and subsequently submits ratifying the selection of Grant Thornton LLP as our independent Certified Public Accountants for the fiscal year ending March 31, 2002.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFYING THE SELECTION
     OF GRANT THORNTON LLP AS OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



                                 PROPOSAL NO. 3

                 TO CHANGE OUR NAME FROM GLOBALTRON CORPORATION
                         TO PHONE1GLOBALWIDE CORPORATION


BACKGROUND

Our Board of Directors unanimously adopted, and the Consenting Shareholders have approved, changing our corporate name from "Globaltron Corporation" to "Phone1GlobalWide Corporation."

REASONS FOR CHANGING OUR CORPORATE NAME

Our Board of Directors believes that by changing our corporate name to incorporate the names of our company and that of its principal operating subsidiaries, Globaltron Communications Corporation and Phone1, Inc., the corporate name, will help to promote our public recognition and more accurately reflect our business focus.

WHAT ARE THE EFFECTS ON OUR SHAREHOLDERS WITH REGARD TO THE CHANGE?

You do not need to surrender your share certificates upon approval of the proposed name change. Rather, when share certificates are presented for transfer or other reasons, new share certificates bearing the name "Phone1GlobalWide Corporation" will be issued. Additionally, our Common Stock will continue to trade under the symbol "GBCP" for the time being, although we will endeavor to obtain a new symbol in the foreseeable future.

HOW WILL THE NAME CHANGE BE EFFECTIVE?

Because we intend to reincorporate in Delaware, the entity into which Globaltron will merge is named "Phone1GlobalWide Corporation" See Exhibit A - Plan and Agreement of Merger and Exhibit B - Certificate of Incorporation.

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

   OUR BOARD OF DIRECTORS HAS RECOMMENDED A VOTE "FOR" CHANGING OUR CORPORATE
                      NAME TO PHONE1GLOBALWIDE CORPORATION

                                 PROPOSAL NO. 4.

                     WE INTEND TO REINCORPORATE IN DELAWARE.

BACKGROUND

The Reincorporation will be accomplished by a merger (the "Merger") of Globaltron into Phone1GlobalWide Corporation, a newly formed wholly-owned Delaware subsidiary of Globaltron ("Phone1Global"), pursuant to a Plan and Agreement of Merger (the "Plan of Merger") between the Company and Phone1Global dated August 28, 2001. Effective September 25, 2001, Phone1Global will be the surviving entity (upon the effectiveness of the Merger, "New Phone1Global"). In the Merger (i) holders of Company Common Stock will own one share of common stock of Phone1Global, par value $.001, ("Phone1Global Common Stock") for each share of Company Common Stock owned by each such holder as of the day preceding the Effective Date of the Merger, and (ii) holders of Company Class A Convertible Preferred Stock ("Company Preferred Stock") will own one share of Class A Convertible Preferred Stock of Phone1Global, par value $.001 ("Phone1Global Preferred Stock"), for each share of Company Class A Convertible Preferred Stock owned by each such holder as of the day preceding the Effective Date of the Merger.

The Reincorporation will result in (i) the Company being governed by Delaware law, which may grant officers and directors greater protection from personal liability than Florida law and provides anti-takeover protections that may not be available under Florida law and (ii) the officers and directors of Phone1Global, as constituted immediately prior to the Merger becoming the officers and directors of New Phone1Global, which will result in the persons who are currently directors of Phone1Global being on the Board of Directors of New Phone1Global (the "New Board of Directors") and the officers of Phone1Global being the persons who are currently officers of the Company. See "Reincorporation in Delaware--Officers and Directors."

One of the purposes of this Information Statement is to inform holders of Company Stock who have not given the Company their written Consent to the foregoing corporate actions of such actions and their effects and, as required by Florida law, to give any holder of Company Stock who so desires the right to dissent from the Merger and Reincorporation and to receive the "fair value" of his Company Stock in lieu of stock of New Phone1Global.
See "Reincorporation in Delaware--Rights of Dissenting Shareholders."

NO SURRENDER OF STOCK CERTIFICATES

You do not need to surrender your share certificate upon the reincorporation. Rather, when share certificates are presented for transfer or other reasons, new share certificates bearing the name "Globaltron Corporation" will be issued. Additionally, we intend to continue trading under the symbol "GBCP" for the time being, although we intend to obtain a new symbol in the foreseeable future. If you wish to dissent from the reincorporation and seek a judicial determination of the value of your shares, you may do so by following the instructions in the Information Statement section entitled "Reincorporation in Delaware -- Rights of Dissenting Shareholders."

                           REINCORPORATION IN DELAWARE

The following discussion summarizes certain aspects of the Reincorporation of the Company in Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to the Plan of Merger between the Company and Phone1Global, a copy of which is attached hereto as Exhibit A, and the Certificate of Incorporation of Phone1Global (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit B. Copies of the Articles of Incorporation and the Bylaws of the Company (the "Florida Articles" and the "Florida Bylaws," respectively) and the Bylaws of Phone1Global (the "Delaware Bylaws") are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request.

                      PRINCIPAL REASONS FOR REINCORPORATION

Our Board of Directors believes that the Reincorporation will give us a greater measure of flexibility and simplicity in corporate governance than is available under Florida law and will increase the marketability of the Company's securities.

The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by us. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Board of Directors believes that our business and affairs can be conducted to better advantage if we are able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Florida."

                    PRINCIPAL FEATURES OF THE REINCORPORATION

The Reincorporation will be effected by the merger of Globaltron, a Florida corporation, with and into, Phone1Global, a wholly-owned subsidiary of the Company that was incorporated on August 28, 2001 under the General Corporation Laws of the State of Delaware (the "Delaware GCL") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Florida, which filings will occur on the Effective Date or as soon as practicable thereafter. Following the Merger, Phone1Global will be the surviving corporation and will operate under the name "Phone1GlobalWide Corporation"

On the Effective Date, (i) each outstanding share of Company Common Stock shall be converted into one share of New Phone1Global common stock, $.001 par value, ("New Phone1Global Common Stock"), except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, (ii) each outstanding share of Company Class A Preferred Stock shall be converted into one share of New Phone1Global Class A Convertible Preferred Stock, $.001 par value, ("New Phone1Global Class A Preferred Stock"), except for those shares of Company Class A Preferred Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, and (iii) each outstanding share of Globaltron Common Stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued Phone1Global Common Stock. Similarly, each option, warrant or other exchangeable securities shall automatically be converted into a like number of NewPhone1Global options, warrants or other exchangeable securities, as the case may be.

At the Effective Date, New Phone1Global will be governed by the Delaware Certificate, the Delaware Bylaws and the Delaware GCL, which include a number of provisions that are not present in the Florida Articles, the Florida Bylaws or the Florida Business Corporation Act (the "Florida BCA"). Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the Delaware GCL that would limit the liability of directors to Phone1Global and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the GCL of Delaware. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of Phone1Global. Accordingly, implementing these provisions has been included as part of the Reincorporation. The Company believed that the Reincorporation will contribute to the long-term quality and stability of the Company's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

Upon consummation of the Merger, the daily business operations of New Phone1Global will continue as they are presently conducted by the Company, at the Phone1Global's principal executive offices at 100 N. Biscayne Boulevard, Suite 2500, Miami, Florida 33132. The authorized capital stock of New Phone1Global will consist of 100,000,000 shares of Phone1Global Common Stock, par value $.001 per share and 20,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"), of which 10,000,000 shares will be designated Series A Convertible Preferred Stock ("Series A Preferred Stock'). The Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Preferred Stock including shares of Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

The New Board of Directors will consist of those persons presently serving on the Board of Directors of Phone1Global. The individuals who will serve as executive officers of New Phone1Global are those who currently serve as executive officers of Phone1Global. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Delaware - Officers and Directors."

Pursuant to the terms of the Plan of Merger, the Merger may be abandoned by the Board of Directors of the Company and Phone1Global at any time prior to the Effective Date. In addition, the Board of Directors of the Company may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of Phone1Global Stock to be received in exchange for or on conversion of all or any of the Company Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Company Stock.


                                 CAPITALIZATION

The authorized capital of the Company, prior to the Effective Date, consisted of 100,000,000 shares of Company Common Stock and 20,000,000 shares of Preferred Stock. The authorized capital of Phone1Global, which will be the authorized capital of New Phone1Global, presently consists of 100,000,000 shares of Phone1Global Common Stock and 20,000,000 shares of Preferred Stock. After the Merger (assuming no exercise of dissenters' rights and no issuances of additional equity before the completion of the Merger), New Phone1Global will have outstanding approximately 40,728,702 shares of New Phone1Global Common Stock and 9,000,000 shares of New Phone1Global Class A Preferred Stock. 9,000,000 shares of Common Stock will be reserved for issuance upon conversion of the New Phone1Global Class A Convertible Preferred Stock, and approximately 1,259,000 shares of New Phone1Global Common Stock will be reserved for issuance pursuant to options, warrants or other rights to acquire New Phone1Global Common Stock. Accordingly, the New Board of Directors will have available approximately
49.0 million shares of New Phone1Global Common Stock, and 11,000,000 shares of New Phone1Global Preferred Stock, which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with acquisitions of other companies and other corporate purposes. The Reincorporation will not affect total stockholder equity or total capitalization of the Company.

The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Phone1Global Common Stock or Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity of then existing stockholders.

There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Preferred Stock to be authorized. However, the New Board of Directors believes it is prudent to have shares of Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

It should be recognized that the issuance of additional authorized Phone1Global Common Stock (or Preferred Stock, the terms and conditions of which include voting and conversion rights as may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of New Phone1Global through a tender offer, proxy fight, or otherwise, or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of New Phone1Global Common Stock or New Phone1Global Preferred

Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

             SIGNIFICANT CHANGES IN THE COMPANY'S CHARTER AND BYLAWS
                    TO BE IMPLEMENTED BY THE REINCORPORATION

CHANGE OF CORPORATE NAME.

The Reincorporation will effect a change in the Company's name to "Phone1GlobalWide Corporation" The Board of Directors believes that this corporate name is in the best interests of the Company and its shareholders and that the name continues to reflect the nature of the Company's present intention to merge with an operating business.

LIMITATION OF LIABILITY.

The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to Phone1Global and its shareholders for monetary damages for breach of their fiduciary duties. The Florida Articles contain no similar provision. The Board of Directors believes that such provision will better enable New Phone1Global to attract and retain, as directors, responsible individuals with the experience and background required to direct New Phone1Global's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect, the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision-making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the Delaware GCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Florida law.

The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist New Phone1Global in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of New Phone1Global, inasmuch as the Delaware Certificate provides that to the fullest extent that the Delaware GCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to New Phone1Global or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, New Phone1Global's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorporation, even if they should fail, through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Delaware law, the Delaware Certificate cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to New Phone1Global, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the Delaware GCL, or transactions from which a director derived an improper personal benefit. Further, the Delaware Certificate would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. The Delaware Certificate pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, the Delaware Certificate would not affect a director's liability to third parties or under the federal securities laws.

The Delaware Certificate is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

The Company has not received notice of any lawsuit or other proceeding to which the Delaware Certificate might apply. Accordingly, the Company is not aware of any existing circumstances to which the Delaware Certificate might apply. The Board of Directors recognizes that the Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit New Phone1Global and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that the Delaware Certificate is in the best interests of New Phone1Global and its stockholders, since it should enhance New Phone1Global's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that the Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

The Delaware Certificate may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions could result in increased expense to New Phone1Global. The Company believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of New Phone1Global's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because the Delaware Certificate deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

INDEMNIFICATION.

As part of the 1986 legislation permitting a corporation to limit or eliminate the liability of directors, the Delaware General Assembly, for the reasons noted under "Limitation of Liability" above, also amended the provisions of the Delaware GCL governing indemnification to clarify and broaden the indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Florida BCA also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as recently amended, and, as discussed below, provides broad rights to indemnification.

In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved, and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date, the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

The broad scope of indemnification now available under Delaware law will permit New Phone1Global to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance New Phone1Global's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of New Phone1Global with regard to the best interests of New Phone1Global and its stockholders.

The Delaware Certificate is quite different from the Florida Articles and requires indemnification of New Phone1Global's directors and officers to the fullest extent permitted under applicable law as from time to time in effect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of New Phone1Global or is or was serving at the request of New Phone1Global as a director or officer of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise at the request of New Phone1Global. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding, consistent with applicable law from time to time in effect; provided, however, that if the Delaware GCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay New Phone1Global if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for loss, liability or expenses incurred in connection with proceedings brought against such persons other than in the capacities in which they serve New Phone1Global. Under the Delaware Certificate, New Phone1Global may, although it has no present intention to do so, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from New Phone1Global may bring suit against New Phone1Global to recover any and all amounts entitled to such person provided that such person has filed a written claim with New Phone1Global and has failed to pay such claim within thirty days of receipt thereof. In addition, the Delaware Certificate authorizes New Phone1Global to purchase and maintain indemnity insurance, if it so chooses, to guard against future expense.

The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware Certificate also provides that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

Under Delaware law, as with Florida law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, New Phone1Global will be permitted to indemnify its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Florida Articles or expressly provided for under Florida or Delaware law.

Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board of Directors recognizes that New Phone1Global may, in the future, be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of New Phone1Global may personally benefit from the indemnification provisions of New Phone1Global, the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

OFFICERS AND DIRECTORS

Upon the Effective Date, the present officers and directors of Phone1Global and the Company will continue to be the officers and directors of New Phone1Global. This will result in the following persons holding the positions indicated below in New Phone1Global until New Phone1Global's next annual meeting or until their respective successors are elected and qualified:

NAME                        AGE              POSITION

Syed A. Naqvi               36               Chief Financial Officer
David W. Sloan              59               Chairman of the Board of Directors
Louis Giordano              35               Director
Frederic Z. Haller          55               Director
Michael Spritzer            56               Director

To see the biographies of each of the members of our Board of Directors, see Proposal No. 1. To see Mr. Naqvi's biography, please see Exhibit "D" - Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001.

DIVIDENDS.

A Florida corporation may not make distributions to shareholders if, after giving it effect, in the judgment of the Board of Directors: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; and (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. In contrast, a Delaware corporation may pay dividends either out of surplus or, if there is no surplus, and except in very limited circumstances, out of net profits for the fiscal year in which the dividend is declared or out of net profits for the preceding fiscal year. In any event, New Phone1Global does not anticipate paying dividends in the foreseeable future.

INTERESTED DIRECTOR TRANSACTIONS.

Under both Florida and Delaware law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the shareholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed. With certain exceptions, Florida and Delaware law are the same in this area. Under Florida law, if approval of the Board of Directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of a quorum of the directors without counting the vote of the interested director or directors (except for purposes of establishing quorum). Under Delaware law, the approval of the Board of Directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a majority of a quorum. Accordingly, it is possible that certain transactions that the Board of Directors of the Company currently might not be able to approve itself, because of the number of interested directors, could be approved by a majority of the disinterested directors of New Phone1Global, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be approved by the Board of Directors under Florida law but could be approved by the New Board of Directors under Delaware law.

SPECIAL MEETINGS OF SHAREHOLDERS.

Under Florida law, a special meeting of shareholders may be called by the Board of Directors or by the holders of at least 10% of the shares entitled to vote at the meeting or by such other persons or groups as may be authorized in the articles of incorporation or the Bylaws. Under Delaware law, a special meeting may be called by the Board of Directors and only such other persons as are authorized by the Certificate of Incorporation or the Bylaws. The Certificate of Incorporation of Phone1Global, unlike the Company's Bylaws, provides that a special meeting of stockholders may be called only by the Board of Directors or by a committee of the Board of Directors which has been duly delegated such authority by the Board of Directors and by no other person.

SEQUESTRATION OF SHARES.

Delaware law provides that the shares of any person in a Delaware corporation may be attached or "sequestered" for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of the Delaware corporation's shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court. Florida law has no comparable provision.

CERTAIN ACTIONS.

Delaware law provides that stockholders have six years in which to bring an action against directors responsible for the payment of an unlawful dividend. Under Florida law, all directors voting for or assenting to an unlawful distribution are jointly and severally liable to the corporation for the excess of the amount of dividend over what could have been distributed lawfully. Florida law requires that any action be commenced within two (2) years after the date of the distribution. Florida law and Delaware law require that the plaintiff held stock at the time when the transaction complained of occurred. Under Florida law, a successful shareholder has a statutory right to expenses, including attorney's fee, if the court so directs. Under Delaware law, recovery of fees and expenses by a successful shareholder is governed by case law.

TENDER OFFER AND BUSINESS COMBINATION STATUTES.

Florida law regulates tender offers and business combinations involving Florida corporations, as well as certain corporations incorporated outside Florida that conduct business in Florida. The Florida law provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of shareholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all shareholders shall have dissenter's rights as provided by applicable Florida law.

Florida law regulates mergers and other business combinations between a corporation and a shareholder who owns more than 10% of the outstanding voting shares of such corporation ("Interested Shareholder"). Specifically, any such merger between a corporation and an Interested Shareholder must be approved by the vote of the holders of two-thirds of the voting shares of such corporation excluding the shares beneficially owned by such shareholder. The approval by shareholders is not required, however, if (i) such merger or business combination is approved by a majority of disinterested directors, (ii) such Interested Shareholder is the beneficial owner of at least 90% of the outstanding voting shares excluding the shares acquired directly from the subject corporation in a transaction not approved by a majority of disinterested directors, or (iii) the price paid to shareholders in connection with a merger or a similar business combination meets the statutory test of "fairness."

Delaware law regulates hostile takeovers by providing that an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (a) prior to such date the corporation's Board of Directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder," (b) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (c) on or subsequent to such date, the "business combination" transaction is approved by the corporation's Board of Directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder."

Thus, the effect of such provision of Delaware law is to prevent any attempted hostile takeover of a Delaware corporation from being completed for three years unless (a) at least 85% of the voting shares of the target are acquired in a single transaction; (b) at least two-thirds of the voting shares of the target, excluding the shares held by the bidder, vote in favor of the acquisition; or
(c) the corporation opts out of the statutory protection.

DISSENTERS' RIGHTS.

Under Florida laws shareholders may dissent from, and demand cash payment of, the fair value of their shares in respect of (i) a merger or consolidation of the corporation, and (ii) a sale or exchange of all or substantially all of a corporation's assets, including a sale in dissolution.

Under Delaware law, dissenters' rights are not available with respect to a sale, lease, exchange or other disposition of all or substantially all of a corporation's assets or any amendment of its charter, unless such corporation's charter expressly provides for dissenters' rights in such instances. The Delaware Certificate contains no such provision. Stockholders of a Florida corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or quoted on the NASDAQ National Market System. Stockholders of a Delaware corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or held of record by more than 2,000 stockholders or the corporation is the survivor of a merger that did not require the stockholders to vote for its approval; provided, however, that dissenters' rights will be available in such instances if stockholders are required under the merger or consolidation to accept for their shares anything other than shares of stock of the surviving corporation, shares of stock of a corporation either listed on a national securities exchange or held of record by more than 2,000 stockholders, cash, in lieu of fractional shares, or any combination of the foregoing.

           U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, Phone1Global or the shareholders of the Company who receive New Phone1Global for their Company Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of New Phone1Global received by a shareholder of the Company as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Company Stock converted into such shares of New Phone1Global. A shareholder who holds Company Stock will include in his holding period for the New Phone1Global that he receives as a result of the Reincorporation his holding period for the Company Stock converted into such Phone1Global Common Stock.

The receipt of cash pursuant to the exercise of dissenters' rights, as the fair value for shares of the Company Stock, will be a taxable transaction for federal income tax purposes to shareholders receiving such cash. A shareholder who receives cash in lieu of fractional shares or in exercise of dissenters rights will recognize gain of loss measured by the differences between the cash so received and such shareholder's adjusted tax basis in the shares of the Company Stock exchanged therefor. Such gain or loss will be treated as a capital gain or loss if the shares of the Company Stock are capital assets in the hands of such shareholders, and will be long-term capital gain or loss if such shareholder has held shares for more than six months.

BECAUSE OF THE COMPLEXITY OF THE CAPITAL GAINS AND LOSS PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 AND BECAUSE OF THE UNIQUENESS OF EACH INDIVIDUAL'S CAPITAL GAIN OR LOSS SITUATION, SHAREHOLDERS CONTEMPLATING EXERCISING STATUTORY APPRAISAL RIGHTS SHOULD CONSULT THEIR OWN TAX ADVISOR REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF EXERCISING SUCH RIGHTS. STATE, LOCAL OR FOREIGN INCOME TAX

CONSEQUENCES TO SHAREHOLDERS MAY VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, AND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

RIGHTS OF DISSENTING SHAREHOLDERS

Shareholders who have not consented to the Reincorporation and who comply with the dissenters' rights provisions of the Florida Business Corporation Act will have the right to be paid in cash for the fair value of their Company Stock. Such fair value will be determined as of the close of business on August 27, 2001, the day before the Majority Holders approved the Reincorporation by written consent excluding any appreciation or depreciation directly or indirectly induced by the Reincorporation or the authorization of it.

In order to receive cash payment for his Company Stock, a dissenting shareholder must comply with the procedures specified by Sections 607.1302 to 607.1320 of the Florida BCA, which are attached as Exhibit C to this information Statement. Any shareholder considering exercising his dissenters' rights is urged to review Sections 607.1302 and 607.1320 carefully. The following summary of the principal provisions of Sections 607.1302 to 607.1320 is qualified in its entirety by reference to the text thereof. Further, the following discussion is subject to the possibility that the Company may abandon the Reincorporation if the Board of Directors determines that in light of the potential liability of the Company that might result from the exercise of dissenters' rights by more than a nominal number of Globaltron shareholders, the Reincorporation would be impracticable, undesirable or not in the best interests of the Company's shareholders. If the Company abandons the Reincorporation, the rights of dissenting shareholders would terminate and such dissenters would be reinstated to all of their rights as shareholders.

Any shareholder who wishes to dissent from the Reincorporation and receive a cash payment for his Company Stock, (a) must file with the Company, prior to the Effective Date, a written objection to the Reincorporation demanding payment for his Company Stock if the Reincorporation is consummated and setting forth his name, address and the number of shares of Company Stock held by him and (b) must not be one of the Majority Holders who consented to the Reincorporation. All communications should be sent to the Company at 100 N. Biscayne Boulevard, Suite 2500, Miami, Florida 33132, Attention: Dario Echeverry.

FAILURE TO FILE THE REQUIRED NOTICE OR DEMAND PRIOR TO THE EFFECTIVE DATE WILL NOT SATISFY THE NOTICE REQUIREMENTS OF SECTION 607.1320 AND WILL RESULT IN THE FORFEITURE OF DISSENTERS RIGHTS.

COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO THE COMPANY AT 100 N. BISCAYNE BOULEVARD, SUITE 2500, MIAMI, FLORIDA 33132.

Upon filing a notice of election to dissent, a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Stock pursuant to Section 607.1320. If a shareholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Reincorporation by the Company or otherwise, he will not have the right to receive a cash payment for his Company Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

AT THE TIME OF DEMANDING PAYMENT FOR HIS SHARES OF COMPANY STOCK, EACH SHAREHOLDER DEMANDING PAYMENT SHALL SUBMIT THE CERTIFICATE OR CERTIFICATES REPRESENTING HIS SHARES OF COMPANY STOCK FOR NOTATION THEREON THAT SUCH DEMAND HAS BEEN MADE. FAILURE TO DO SO SHALL, AT THE OPTION OF THE COMPANY, TERMINATE HIS DISSENTERS' RIGHTS UNLESS A COURT, FOR GOOD CAUSE, DETERMINES OTHERWISE.

Within 60 days after the Effective Date of the Reincorporation, New Phone1Global, as successor to the Company, will give written notice thereof to each dissenting shareholder who timely filed a demand and will make a written offer to each such shareholder to pay for his Company Stock at a specified price determined by the Company to be the fair value thereof. If, within 30 days after the Reincorporation, Phone1Global and a dissenting shareholder agree upon the price to be paid for his Company Stock, Phone1Global shall make such payment within 90 days following the effective date of the Reincorporation, upon surrender by such shareholder to Phone1Global of the certificates representing his Company Stock. Upon payment, the dissenting shareholder shall cease to have any interest in the Company Stock.

If New Phone1Global and any dissenting shareholder fail to agree upon the price to be paid for his Company Stock within the aforementioned 30-day period, then within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date the Reincorporation is effected, New Phone1Global shall, or at any time within such 60 day period New Phone1Global may, file an action in any court of general civil jurisdiction in the county in Florida where the registered office of the Company is located, requesting that the fair value of such Company Stock be found and determined. If New Phone1Global fails to institute the proceeding within such 60-day period, any dissenting shareholder may institute such proceeding. All dissenting shareholders, except those who have agreed on the price to be paid for their Company Stock, are required to be made parties to such a proceeding.

In any such proceeding, the court, at New Phone1Global's request, will determine whether or not any particular dissenting shareholder is entitled to receive payment for his/her Company Stock. If New Phone1Global does not request such a determination or if the court finds that a dissenting shareholder is so entitled, the court, directly or through an appraiser, will fix the value of the Company Stock as of the day prior to the date the Majority Holders consented to the Reincorporation, excluding any appreciation or depreciation directly or indirectly induced by the Reincorporation or the proposal to authorize it. The expenses of any such proceeding, as determined by the court, shall be assessed against New Phone1Global, except that the court may apportion costs to any dissenting shareholder whom it finds to have been acting arbitrarily, vexatiously or otherwise not in good faith in refusing an offer by New Phone1Global.

THE PROVISIONS OF SECTIONS 607.1302 TO 607.1320 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE HIS RIGHT TO DISSENT CONSULT HIS LEGAL COUNSEL, AS FAILURE TO STRICTLY COMPLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.

                       MARKET FOR THE COMPANY COMMON STOCK

Shares of the Company Common Stock have been registered with the Securities and Exchange Commission (the "Commission") and are included on the OTC Bulletin Board price quotation for the Company's shares published by such service.

As of August 28, 2001, there were ___ holders of record of the Company's common stock.

                                 DIVIDEND POLICY

The Company has not declared or paid cash dividends or made distributions in the past, and New Phone1Global does not anticipate that it will pay cash dividends or make distributions in the foreseeable future. New Phone1Global currently intends to retain and reinvest future earnings, if any, to finance its operations.

                                  MISCELLANEOUS

The Company requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Company Stock and the Company will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Exchange Agent by writing to it at the following address:
Florida Atlantic Stock Transfer Corp., 7310 Nob Hill Road, Tamarac, Florida
33321.

                                Other Information

We have included a copy of our Annual Report on Form 10-KSB/A for the Fiscal Year Ended March 31, 2001, filed June 29, 2001, with this Information Statement to all Shareholders of record on the Record Date for the Annual Meeting. You may also obtain a copy of our Annual Report and all other reports electronically filed by us via the Internet, by accessing the Securities and Exchange Commission's EDGAR website at www.sec.gov/edaux/searches.html.

                                       By Order Of the Board of Directors


                                       /s/ David W. Sloan
                                       --------------------------
                                       DAVID W. SLOAN
                                       CHAIRMAN OF THE BOARD

Miami, Florida
September 5, 2001

                                 EXHIBITS INDEX



A.      PLAN AND AGREEMENT OF MERGER

B.      DELAWARE CERTIFICATE OF INCORPORATION

C.      FLORIDA STATUTES

D.      ANNUAL REPORT ON FORM 10-KSB

E.      CURRENT REPORT ON FORM 8-K

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER


THIS PLAN AND AGREEMENT OF MERGER (hereinafter referred to as this "Agreement") dated as of August 28, 2001, is made and entered into by and between Globaltron Corporation, a Florida corporation ("Company") and Phone1GlobalWide Corporation

                                    RECITALS

A. The Company is a corporation organized and existing under the laws of the State of Florida; and

B. Phone1Global is a wholly-owned subsidiary of the Company, having been incorporated on August 28, 2001.

NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Company shall be merged into Phone1Global (the "Merger") upon the terms and conditions hereinafter set forth.

                                    ARTICLE I
                                     Merger.

On September 25, 2001 or as soon as practicable thereafter (the "Effective Date"), the Company shall be merged into Phone1Global, the separate existence of the Company shall cease and Phone1Global (following the Merger referred to as "New Phone1Global") shall continue to exist under the name of "Phone1GlobalWide Corporation," by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of New Phone1Global in the State of Delaware will be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of Newcastle, State of Delaware.


                                   ARTICLE II
                  Certificate of Incorporation of Phone1Global.

The Certificate of Incorporation of New Phone1Global shall be the Certificate of Incorporation of Phone1Global as in effect on the date hereof without change unless and until amended in accordance with applicable law.

                                   ARTICLE III
                             Bylaws of Phone1Global.

The Bylaws of New Phone1Global shall be the Bylaws of Phone1Global as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.


                                   ARTICLE IV
              Effect of Merger on Stock of Constituent Corporation.

4.1 On the Effective Date, (i) each outstanding share of Company common stock, $.0001 par value ("Company Common Stock"), shall be converted into one share of New Phone1Global common stock, $.001 par value, ("New Phone1Global Common Stock"), except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law,
(ii) each outstanding share of Company Class A Convertible Preferred Stock, $.001 par value ("Company Class A Preferred Stock"), shall be converted into one share of New Phone1Global Class A Convertible Preferred Stock, $.001 par value, ("New Phone1Global Class A Preferred Stock"), except for those shares of Company Class A Preferred Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, (iii) any fractional New Phone1Global Common Stock or Class A Preferred Stock interests to which a holder of Company Common Stock or Class A Preferred Stock would be entitled will be canceled with the holder thereof being entitled to receive the next highest number of whole shares of

Phone1Global Common Stock or Class A Preferred Stock, and (iv) each outstanding share of Phone1Global Common Stock held by the Company shall be retired and canceled and shall resume the status of an authorized and unissued Phone1Global Common Stock.


        4.2 All options and rights to acquire Company Common Stock under or pursuant to any options, warrants or contractual rights which are outstanding on the Effective Date of the Merger will automatically be converted into equivalent options and rights to purchase that whole number of Phone1Global Common Stock into which the number of Company Common Stock subject to such options or warrants immediately prior to the Effective Date would have been converted in the merger had such rights been exercised immediately prior thereto (with any fractional New Phone1Global interests resulting from the exercise being rounded up to the next highest whole number). The exercise price per share of options or warrants to acquire New Phone1Global shall be the exercise price per share of options or warrants to acquire Company Common Stock in effect prior to the Effective Date, and the other terms shall also be equivalent. All plans or agreements of the Company under which such options and rights are granted or issued shall be continued and assumed by New Phone1Global unless and until amended or terminated in accordance with their respective terms.

        4.3 (a) Florida Atlantic Stock Transfer, 7130 Nob Hill Road, Tamarac, Florida 33321, Attention: Rene Garcia, shall act as exchange agent in the Merger.

             (b) Prior to, or as soon as practicable after the Effective Date, Phone1Global (or New Phone1Global) shall mail to each person who was, at the time of mailing or at the Effective Date, a holder of record of issued and outstanding Company Common Stock or Company Class A Preferred Stock (collectively, "Company Stock") (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the certificate or certificates, which immediately prior to the Effective Date represented issued and outstanding shares of Company Stock ("Company Certificates"), in exchange for certificates representing New Phone1Global Common Stock and New Phone1Global Class A Preferred Stock (collectively "New Phone1Global Stock"). Upon surrender of a Company Certificate for cancellation to Phone1Global, together with a duly executed letter of transmittal, the holder of such Company Certificate shall be subject to paragraph (f) of this section 4.03 and be entitled to receive in exchange therefor a certificate representing that number of New Phone1Global Stock into which the Company Stock theretofore represented by the Company Certificate so surrendered shall have been converted pursuant to the provisions of this Article IV, and the Company Certificate so surrendered shall forthwith be canceled.

             (c) No dividends or other distributions declared after the Effective Date with respect to New Phone1Global and payable to holders of record thereof after the Effective Date shall be paid to the holder of any unsurrendered Company Certificate with respect to New Phone1Global Stock which by virtue of the Merger are represented thereby, nor shall such holder be entitled to exercise any right as a holder of New Phone1Global, until such holder shall surrender such Company Certificate. Subject to the effect, if any, of applicable law, after the subsequent surrender and exchange of a Company Certificate, the holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which became payable prior to such surrender and exchange with respect to New Phone1Global Stock represented by such Company Certificate.

             (d) If any stock certificate representing New Phone1Global is to be issued in a name other than that in which the Company Certificate surrendered with respect thereto is registered, it shall be a condition of such issuance that the Company Certificate so surrendered shall be properly endorsed, or otherwise in proper form for transfer, and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance to a person other than the registered holder of the Company Certificate surrendered or shall establish to the satisfaction of New Phone1Global that such tax has been paid or is not applicable.

             (e) After the Effective Date, there shall be no further registration of transfers on the stock transfer books of the Company of the shares of Company Stock, or of any other shares of stock of the Company, which were outstanding immediately prior to the Effective Date. If after the Effective Date certificates representing such shares are presented to New Phone1Global they shall be canceled and, in the case of Company Certificates, exchanged for certificates representing New Phone1Global Stock as provided in this Article IV.

                                    ARTICLE V
        Corporate Existence, Phone1Global and Liabilities of Phone1Global


        5.1 On the Effective Date, the separate existence of the Company shall cease. The Company shall be merged with and into Phone1Global in accordance with the provisions of this Agreement. Thereafter, New Phone1Global shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement and all and singular; the rights, privileges, powers and franchises of the Company and Phone1Global, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in New Phone1Global; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of New Phone1Global, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Company and Phone1Global or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to New Phone1Global, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

        5.2 The Company agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as Phone1Global may deem necessary or desirable in order to vest in and confirm to New Phone1Global title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of the Company and otherwise to carry out the intent and purposes of this Agreement.


                                   ARTICLE VI
                     Officers and Directors of Phone1Global


        6.1 Upon the Effective Date, the officers and directors of New Phone1Global shall be officers and directors of Phone1Global in office at such date, and such persons shall hold office in accordance with the Bylaws of Phone1Global or until their respective successors shall have been appointed or elected.

        6.2 If, upon the Effective Date, a vacancy shall exist in the Board of Directors of Phone1Global, such vacancy shall be filled in the manner provided by its Bylaws.


                                   ARTICLE VII
               Approval by Shareholders; Amendment; Effective Date


        7.1 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with applicable Florida law. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Florida and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The Effective Date of the Merger shall be the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

        7.2 The Board of Directors of the Company and Phone1Global may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of Company shall not (1) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the Company Stock (2) alter or change any term of the Certificate of Incorporation of Phone1Global, or

(3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Company Stock.


                                  ARTICLE VIII
                              Termination of Merger

This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Florida and the Secretary of State of Delaware, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Company and Phone1Global.


                                   ARTICLE IX
                                  Miscellaneous

In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

GLOBALTRON CORP., a Florida corporation


By: /s/ Syed Naqvi
   --------------------------------------
    Syed Naqvi, Chief Financial Officer

PHONE1GLOBALWIDE CORP., a Delaware corporation


By:
   ---------------------------------
Name:
     -------------------------------
Its:
     -------------------------------

                                    EXHIBIT B

                          CERTIFICATE OF INCORPORATION

                                       OF

                          PHONE1GLOBALWIDE CORPORATION

                          CERTIFICATE OF INCORPORATION

                                       OF

                          PHONE1GLOBALWIDE CORPORATION
                          ----------------------------


The undersigned incorporator, in order to form a corporation under the General Corporation Law of Delaware, certifies as follows:

                                   ARTICLE ONE
                                      Name

The name of the corporation is PHONE1GLOBALWIDE CORPORATION (the "Corporation").

                                   ARTICLE TWO
                                Registered Agent

The registered office of the Corporation is to be located c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at that address is The Corporation Trust Company.

                                  ARTICLE THREE
                                    Purposes

The purpose of the Corporation is to engage in, carry on and conduct any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of Delaware.

                                  ARTICLE FOUR
                                 Capitalization

The Corporation shall have the authority to issue 100,000,000 shares of Common Stock having a par value of $.001 per share and 20,000,000 Preferred Shares having a par value of $.001 per share, of which 10,000,000 shares shall be designated as Series A 8% Convertible Preferred Stock. Series of the Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of Preferred Stock as adopted by the Board of Directors pursuant to the authority given to them in this paragraph.

                                  ARTICLE FIVE
      Description and Designations of Series A Convertible Preferred Stock.

1. DESIGNATION. A total of 10,000,000 shares of the Corporation's Preferred Stock shall be designated as "Series A 8% Convertible Preferred Stock" ("Series A Preferred Stock"). As used herein, the term "Preferred Stock" used without reference to the Series A Preferred Stock means the shares of Series A Preferred Stock and the shares of any series of authorized Preferred Stock of the Corporation issued and designated from time to time by a resolution or resolutions of the Board of Directors, share for share alike and without distinction as to class or series, except as otherwise expressly provided for in this Certificate of Incorporation or as the context otherwise requires.

2. DIVIDENDS. Holders of the Series A Preferred Stock shall be entitled to receive, out of funds legally available for that purpose, dividends at the annual rate of eight percent (8%), payable quarterly, as declared by the Board of Directors. These dividends shall be cumulative from the date of issuance, whether or not declared, and if there are no profits or other funds legally available for payment of such dividends, shall be payable upon liquidation, prior to any other dividends payable on any other securities of the Corporation.

3.      LIQUIDATION, DISSOLUTION OR WINDING UP.

        a. TREATMENT AT SALE, LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment is made to any holders of any shares of Common Stock or any other class or series of capital stock of the Corporation designated to be junior to the Series A Preferred Stock, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated to be senior to, or on a parity with, the Series A Preferred Stock, holders of the shares of Series A Convertible Preferred Stock shall be entitled to be paid in cash first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock, whether such assets are capital, surplus or earnings, an amount equal to the price per share of Series A Preferred Stock originally paid to the Corporation by a holder, plus any and all accrued and upaid dividends thereof (whether or not declared). Such amounts shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving the Series A Preferred Stock and such amount, as so determined, is referred to herein as the "Series A Liquidation Value" with respect to such shares. After payment has been made to the holders of the Series A Preferred Stock, and any series of Preferred Stock designated to be senior to, or on a parity with, the Series A Preferred Stock, of the full liquidation preference to which such holders shall be entitled as aforesaid, the remaining assets shall be distributed among the holders of Common Stock on a pro-rata basis and the holders of the Series A Preferred Stock shall not be entitled to share therein.

        b. INSUFFICIENT FUNDS. If upon such liquidation, dissolution or winding up the assets or surplus funds of the Corporation to be distributed to the holders of shares of Series A Preferred Stock and any other then-outstanding shares of the Corporation's capital stock ranking on a parity with respect to payment on liquidation with the Series A Preferred Stock (such shares being referred to herein as the "Series A Parity Stock") shall be insufficient to permit payment to such respective holders of the full Series A Liquidation Value and all other preferential amounts payable with respect to the Series A Preferred Stock and such Series A Parity Stock, then the assets available for payment or distribution to such holders shall be allocated among the holders of the Series A Preferred Stock and such Series A Parity Stock, pro rata, in proportion to the full respective preferential amounts to which the Series A Preferred Stock and such Series A Parity Stock are each entitled.

        c.   CERTAIN TRANSACTIONS TREATED AS LIQUIDATION. For purposes of this
Section 3 of Article Five , (A) any sale, exchange, conveyance or other disposition of the capital stock of the Corporation in a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of or shifts, (B) any acquisition of the Corporation by means of merger or other form of corporate reorganization or consolidation with or into another corporation in which outstanding shares of the Corporation, including shares of Series A Preferred Stock, are exchanged for securities or other consideration issued, or caused to be issued, by the other corporation or its subsidiary and, as a result of which transaction, the stockholders of this Corporation own 50% or less of the voting power of the surviving entity (other than a mere re-incorporation transaction), or (C) a sale, transfer or lease (other than a pledge or grant of a security interest to a bona fide lender) of all or substantially all of the assets of the Corporation (other than to or by a majority-owned or wholly-owned subsidiary of the Corporation), shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of the Series A Preferred Stock to receive the amount that would be received in a liquidation, dissolution or winding up pursuant to Section 3(a) of this Article Five, if the holders of at least 50% of the then outstanding shares of Series A Preferred Stock so elect by giving written notice thereof to the Corporation at least three business days before the effective date of such event. The Corporation will provide the holders of Preferred Stock with notice of all transactions which are to be treated as a liquidation, dissolution or winding up pursuant to this Section 3(c) of Article Five twenty (20) days prior to the earlier of the vote relating to such transaction or the closing of such transaction.

        d. DISTRIBUTIONS OF PROPERTY. Whenever the distribution provided for in Section 3 of Article Five shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors, unless the holders of 50% or more of the then outstanding shares of Series A Preferred Stock request, in writing, that an independent appraiser perform such valuation, then by an independent appraiser selected by the Board of Directors and reasonably acceptable to 50% or more of the holders of such series of Preferred Stock.

        4. VOTING POWER. Except as otherwise expressly provided in this Certificate of Incorporation or as required by law, holders of Series A Preferred Stock shall vote together with the holders of Corporation common stock, based on one vote for each one share of Series A Preferred Stock so held.

        5. CONVERSION RIGHTS. The holders of the Series A Preferred Stock shall have the following rights with respect to the conversion of such shares into shares of Common Stock:

              a. GENERAL. Subject to and in compliance with the provisions of Section 5 of this Article Five, any or all shares of the Series A Preferred Stock may, at the option of the holder, be converted at any time into fully-paid and non-assessable shares of Common Stock on a one-for-one basis (subject to adjustment in the event of certain stock dividends, reclassifications, combinations or exchange of Common Stock, or a capital reorganization of the Corporation).

              b.    ADJUSTMENT TO SERIES A APPLICABLE CONVERSION VALUE.


                    i. EFFECT ON SERIES A APPLICABLE CONVERSION VALUE UPON DILUTIVE ISSUANCES OF COMMON STOCK OR CONVERTIBLE SECURITIES. Except as otherwise provided in Section 5(b)of Article Five, if the Corporation shall, while there are any shares of Series A Preferred Stock outstanding, issue or sell shares of its Common Stock (or Common Stock Equivalents, as defined below), without consideration or at a price per share less than the Series A Applicable Conversion Value, the Preferred Stock will be adjusted on a weighted average basis of outstanding shares of Common Stock issued at such lower price. There shall also be proportional adjustments for stock splits, dividends, recapitalizations, mergers and consolidations. Excluded Stock shall include Common Stock issued or reserved for issuance upon conversion of Preferred Stock or for common equity issuance to employees, directors or consultants pursuant to a stock option plan.

              c. CAPITAL REORGANIZATION OR RECLASSIFICATION. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or different number of shares of any class or classes of capital stock, whether by capital reorganization, recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in Section 5 of this Article Five, or a merger, consolidation or sale of all or substantially all of the Corporation's capital stock or assets to any other person), then and in each such event the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, recapitalization, reclassification or other change by the holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, recapitalization, reclassification or change, all subject to further adjustment as provided herein.

              d. MERGER, CONSOLIDATION OR SALE OF ASSETS. If at any time or from time to time there shall be a merger or consolidation of the Corporation with or into another corporation (other than a merger or reorganization involving only a change in the state of incorporation of the Corporation), or the sale of all or substantially all of the Corporation's capital stock or assets to any other person, then, as a part of such reorganization, merger, or consolidation or sale, and if and to the extent the holders of Preferred Stock do not make the liquidation treatment election contemplated by Section 3(c) of this Article Five, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive, upon conversion of the Series A Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger or consolidation, to which such holder would have been entitled if such holder had converted its shares of Series A Preferred Stock immediately prior to such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of
Section 5 of this Article Five to the end that the provisions of Section 5 of this Article Five (including adjustment of the Series A Applicable Conversion Value then in effect and the number of shares of Common Stock or other securities issuable upon conversion of such shares of Series A Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

              e. CERTIFICATE AS TO ADJUSTMENTS; NOTICE BY CORPORATION. In each case of an adjustment or readjustment of the Series A Applicable Conversion Rate, the Corporation, at its expense, will furnish each holder of the Series A Preferred Stock with a certificate prepared by the President, Treasurer or Chief Financial Officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

              f. EXERCISE OF CONVERSION PRIVILEGE. To exercise its conversion privilege, a holder of Series A Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued; provided, however, that if the names are other than the registered holders thereof, such notice shall be accompanied by an opinion of counsel reasonably acceptable to the Corporation that such certificates may be issued (and the Common Stock transferred) pursuant to an available exemption from the registration requirements of applicable state and federal securities laws. The certificate or certificates for shares of Series A Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice and assignment (and opinion, as applicable) is received by the Corporation, together with the certificate or certificates representing the shares of Series A Preferred Stock being converted, shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and shall deliver to the holder of the shares of Series A Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of Section 5 of this Article Five, rounded up to the nearest whole share as provided in Section 5(g) of Article Five, in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

              g. NO ISSUANCE OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series A Preferred Stock, unless the aggregate number of shares of Common Stock to be issued as a result of a conversion by the particular holder in question is less than one hundred (100) shares. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of the Series A Preferred Stock, the Corporation shall round up to the next whole share of Common Stock issuable upon the conversion of shares of the Series A Preferred Stock. The determination as to whether any fractional shares of Common Stock shall be rounded up shall be made with respect to the aggregate number of shares of Series A Preferred Stock being converted at any one time by any holder thereof, not with respect to each share of Series A Preferred Stock being converted.

              h. PARTIAL CONVERSION. In the event some but not all of the shares of Series A Preferred Stock represented by a certificate(s) surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

              i. RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock (including any shares of Series A Preferred Stock represented by any warrants, options, subscription or purchase rights for Series A Preferred Stock), and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock (including any shares of Series A Preferred Stock represented by any warrants, options, subscriptions or purchase rights for such Preferred Stock), the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.

              j. NO REISSUANCE OF PREFERRED STOCK. No share or shares of the Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation shall from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series A Preferred Stock.

6. REGISTRATION RIGHTS. Holders of Series A Preferred Stock shall be entitled to such demand and piggyback registration rights as shall be designated between each such Holder and the Corporation.

7. REGISTRATION OF TRANSFER. The Corporation will keep, at its principal office, a register for the registration of shares of Preferred Stock. Subject to the next sentence, upon the surrender of any certificate representing shares of Preferred Stock at such place, the Corporation will, at the request of the record holders of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing the aggregate number of shares of Preferred Stock represented by the surrendered certificate. It shall be a condition precedent to any such transfer that the Corporation shall receive an opinion of counsel reasonably acceptable to the Corporation that such certificates may be issued (and the Preferred Stock transferred) pursuant to an available exemption from the registration requirements of applicable state and federal securities laws. Each such new certificate will be registered in such name and will represent such number of shares of Preferred Stock as is required by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

8. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity from the holder reasonably satisfactory to the Corporation or, in the case of such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

9. RESTRICTIONS AND LIMITATIONS ON CORPORATE ACTION AND AMENDMENTS TO ARTICLES. The Corporation shall not take any corporate action or otherwise amend its Articles of Incorporation or this Certificate of Incorporation without the approval by vote or written consent of the holders of at least 70% of the then outstanding shares of Series A Preferred Stock, voting together as a single class, if such corporate action or amendment would:

        a. Authorize or create any class of stock or security senior to, or on a parity with, the Preferred Stock as to dividends or liquidation preferences or redemption rights;

        b. Increase the authorized number of Preferred Stock or alter the powers, preferences, or right of the Preferred Stock, so as to affect them adversely;

        c. Authorize the merger, consolidation, or the sale, lease or other disposition of all or substantially all of the assets of the Corporation;

        d. Declare or pay any dividend or distribution on any capital stock, other than the Series A Preferred Stock or the Preferred Stock;

        e. Enter into any material joint venture, joint marketing or joint development agreement, not in the ordinary course of business; or

        f. Make any changes to the employee or incentive stock option plan, make any grants of stock options or any other forms of equity or incentive compensation.

10. NO DILUTION OR IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of capital stock or assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Preferred Stock set forth herein, but will at all times, in good faith, assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Preferred Stock hereunder. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Preferred Stock above the amount payable therefor on such conversion, and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Preferred Stock from time to time outstanding.

11.     NOTICES OF RECORD DATE.  In the event of

        a. any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

        b. any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

        c. any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

        then and in each such event the Corporation shall mail or cause to be mailed to each holder of Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right,
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed by first class mail, postage prepaid, at least ten (10) days prior to the earlier of (1) the date specified in such notice on which such record is to be taken and
(2) the date on which such action is to be taken. Failure to mail such notice on a timely basis or any defect in such notice shall not affect the validity of any transaction or action referred to in this Section 11 of Article Five.

12. NOTICES. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and
(ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder).


                                   ARTICLE SIX
                                  Incorporator

The name and mailing address of the incorporator is as follows:

                        Gayle Coleman Esq.
                        Proskauer Rose LLP
                        2255 Glades Road, Suite 340W
                        Boca Raton, FL  33431

                                  ARTICLE SEVEN
                              Repurchase of Shares

The Corporation may from time to time, pursuant to authorization by the Board of Directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the Board of Directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

                                  ARTICLE EIGHT
                   Meeting of Stockholders; Cumulative Voting

A. Meeting of stockholders may be held at such place as the bylaws may provide.

B. Cumulative Voting. There shall be no cumulative voting by stockholders of any class or series in the election of directors of theCorporation.

                                  ARTICLE NINE
                                 Indemnification

        9.1 Any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article Nine. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article Nine shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

                                   ARTICLE TEN
                       Limitation on Directors' Liability

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or
(D) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is amended after the date of filing of this Certificate to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                 ARTICLE ELEVEN
                    Amendment of Certificate of Incorporation

Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, I have hereunto set my hand this      day of August, 2001.
                                                    -----



                                                   /s/ Gayle Coleman
                                                   ---------------------------
                                                   Gayle Coleman, Incorporator

                                    EXHIBIT C
                                FLORIDA STATUTES


607.1301. DISSENTERS' RIGHTS; DEFINITIONS The following definitions apply to ss. 607.1302 and 607.1320:

            (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

            (2) "Fair value" with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

            (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302.   RIGHT OF SHAREHOLDERS TO DISSENT

            (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the corporate actions:

                      (a) Consummation of a plan of merger to which the corporation is a party:

                             1.   If the shareholder is entitled to vote on the
merger, or

                             2.   If the  corporation  is a  subsidiary  that is
merged with its parent under s. 507.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

                      (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

                      (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

                      (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

                      (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

                             1.   Altering or abolishing any preemptive rights
attached to any of his shares;

                             2.   Altering or  abolishing  the voting  rights
pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

                             3.   Effecting an exchange, cancellation, or
reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

                             4.   Reducing the stated redemption price of any of
his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;

                             5.   Making noncumulative, in whole or in part,
dividends of any of his preferred shares upon voluntary or involuntary liquidation; or

                      (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares;

              (2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.

              (3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

              (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or held of record by not fewer than 2,000 shareholders.

              (5) A shareholder entitled to dissent and obtain payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320.   PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

                      (1)(a) If a proposed corporate action creating dissenters' rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

                             1.   Deliver to the corporation before the vote is
taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and

                             2.   Not vote his shares in favor of the proposed
action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

                      (b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and
607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

              (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph
(1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in Writing to, the proposed action.

              (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

              (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

                      (a) Such demand is withdrawn as provided in this section;

                      (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

                      (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

                      (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

              (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

                      (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

                      (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period. for the portion thereof during which it was in existence.

              (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

              (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

              (8) The judgment may, at the discretion of the court, a fair rate of interest, to be determined by the court.

              (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

              (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as in the case of other treasury shares, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

                                    EXHIBIT E
                          ANNUAL REPORT ON FORM 10-SKB
                    FOR THE FISCAL YEAR ENDED MARCH 31, 2001

                                    EXHIBIT E
                           CURRENT REPORT ON FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                     ---------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 25, 2001
                               ------------------
                Date of Report (Date of earliest event reported)
                                     0-6770
                                     ------
                             Commission File Number

                             GLOBALTRON CORPORATION
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                                     -------
         (State or other jurisdiction of incorporation or organization)

                                   65-06698942
                                   -----------
                     (I.R.S. Employer Identification Number)

                        100 N. BISCAYNE BLVD., SUITE 2500
                              MIAMI, FLORIDA 33132
               (Address of Principal Executive Offices) (Zip Code)

                                 (305) 371-3300
              (Registrant's telephone number, including area code)
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

On September 25, 2001, the Company executed a Plan and Agreement of Merger among the Company and Phone1GlobalWide Corporation, a Delaware corporation.

On September 25, 2001, the Company executed an Agreement and Plan of Reorganization among the Company Phone1GlobalWide Corporation, a Delaware corporation and the Stockholders of Phone1GlobalWide Corporation

On September 25, 2001, the Company filed a Certificate of Merger of the Company into Phone1GlobalWide Corp with the Secretary of State of Delaware.

On September 25, 2001, the Company filed Articles of Merger of the Company into Phone1GlobalWide Corporation with the Secretary of State of Florida.

Under the terms of the Agreement and Plan of Reorganization, Phone1GlobalWide Corporation the surviving corporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

None

Exhibits

Exhibit A - Plan and Agreement of Merger
Exhibit B - Agreement and Plan of Reorganization
Exhibit C - Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALTRON CORPORATION



By:
   -----------------------------
Name:
     ---------------------------
Its:
     ---------------------------
Date:
     ---------------------------














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